Exhibit 21.1

LIST OF SUBSIDIARIES

KBR, INC.
Subsidiaries of Registrant as of January 3, 2025

NAME OF COMPANY	COUNTRY OF INCORPORATION

Affinity Capital Works Limited	United Kingdom

Affinity Flying Services Limited	United Kingdom

Affinity Flying Training Services Limited	United Kingdom

AOC International Limited	United Kingdom

Asesoria Gerencial de Recursos Humanos, S. de R.L. de C. V.	Mexico

Aspire Defence Capital Works JV	United Kingdom

Aspire Defence Finance PLC	United Kingdom

Aspire Defence Holdings Limited	United Kingdom

Aspire Defence Limited	United Kingdom

Aspire Defence Services JV	United Kingdom

Aspire Defence Services Limited	United Kingdom

Åström Logistics AB	Sweden

BE&K de Mexico, S.A. de C.V.	Mexico

BE&K, Inc.	United States

BetterKonnected Joint Venture	Australia

Blandford Offshore Services Limited	United Kingdom

Bonny 7 Project Management Company Limited	United Kingdom

Bristol Management Centre Limited	United Kingdom

Brown & Root Highlands Fabricators Limited	United Kingdom

Brown & Root Industrial Services Canada Corporation	Canada

Brown & Root Industrial Services De Mexico	Mexico

Brown & Root Industrial Services Holdings, LLC	United States

Brown & Root Industrial Services Puerto Rico C.R.L.	Puerto Rico

Brown & Root Industrial Services, LLC	United States

Catalyst Systems & Training Solutions Pty Ltd	Australia

Clearbox Systems Pty Limited	Australia

Dependable Global Solutions, LLC	United States

Eitec LTD	United Kingdom

Fasttrax Holdings Limited	United Kingdom

Fasttrax Limited	United Kingdom

Frazer-Nash Australia PTY LTD	Australia

NAME OF COMPANY	COUNTRY OF INCORPORATION
Frazer-Nash Consultancy Limited	United Kingdom

Frazer-Nash Consultancy LLC	United States

FTX Logistics Limited	United Kingdom

Granherne Limited	United Kingdom

Harmonic Limited	United Kingdom

HomeSafe Alliance LLC	United States

Howard Humphreys (Kenya) Limited	Kenya

JGC-KBR Venture (In Salah Project)	Cayman Islands

KBR-Aurecon Joint Venture	Australia

KBR (Aspire Construction Ventures) Holdings Ltd	United Kingdom

KBR (Aspire Construction Ventures) Holdings No 2 Ltd	United Kingdom

KBR (Aspire Construction Ventures) Ltd	United Kingdom

KBR (Aspire Construction) Holdings Limited	United Kingdom

KBR (Aspire Construction) Holdings No.2 Limited	United Kingdom

KBR (Aspire Construction) Limited	United Kingdom

KBR (Aspire Services Ventures) Holdings Ltd	United Kingdom

KBR (Aspire Services Ventures) Holdings No.2 Ltd	United Kingdom

KBR (Aspire Services Ventures) Ltd	United Kingdom

KBR (Aspire Services) Holdings Limited	United Kingdom

KBR (Aspire Services) Holdings No.2 Limited	United Kingdom

KBR (Aspire Services) Limited	United Kingdom

KBR (I) Limited	United Kingdom

KBR (U.K.) Investments Limited	United Kingdom

KBR Abr al Bihar General Services, Trade and General Contracting, LLC	Iraq

KBR Al-Yusr Limited Company	Saudi Arabia

KBR Arabia Limited	Saudi Arabia

KBR Australia Pty Ltd	Australia

KBR Canada Ltd	Canada

KBR Charitable Foundation, Inc.	United States

KBR Conscia JV	Australia

KBR Construction Company, LLC	United States

KBR Diego Garcia, LLC	United States

KBR Employment Services Limited	United Kingdom

KBR Engineering Company, LLC	United States

KBR Engineering of North Carolina, Inc.	United States

KBR General Partner Limited	United Kingdom

KBR Gerenciamento de Projectos e Servicos de Estudos Industriais Conceituais Basicos E De.	Brazil

NAME OF COMPANY	COUNTRY OF INCORPORATION
KBR GMBH	Germany

KBR Holdings Pty Ltd	Australia

KBR Holdings, LLC	United States

KBR Industrial Canada Co.	Canada

KBR Investments Limited	United Kingdom

KBR Jacobs JV (Kingsford Smith Drive Upgrade Project)	Australia

KBR Jersey Limited	Jersey

KBR Monterrey S.A. de C.V.	Mexico

KBR Overseas, Inc.	United States

KBR PNG Limited	Papua New Guinea

KBR Poland Spolka z.o.o.	Poland

KBR Property Holdings LP	United Kingdom

KBR Services, LLC	United States

KBR Services, S.A.R.L.	Djibouti

KBR Technical Services, Inc.	United States

KBR WABI LTD.	Canada

KBR Wyle Services, LLC	United States

KBR, Inc.	United States

KBR-Aurecon JV-SA Water	Australia

KBR-Aurecon JV-Water Sec	Australia

KBR-Aurecon Yarra Valley Water	Australia

KBR-NIPI Limited Liability Partnership	Kazakhstan

KBS Maritime Limited	United Kingdom

Kellogg (Malaysia) Sdn. Bhd.	Malaysia

Kellogg Brown & Root (Greenford) Limited	United Kingdom

Kellogg Brown & Root (Norway) AS	Norway

Kellogg Brown & Root (Services) Limited	United Kingdom

Kellogg Brown & Root (U.K.) Limited	United Kingdom

Kellogg Brown & Root (Ukraine) LLC	Ukraine

Kellogg Brown & Root Asia Pacific Pte Ltd	Singapore

Kellogg Brown & Root Consultancy (Malaysia) Sdn Bhd	Malaysia

Kellogg Brown & Root Engineering & Construction India Private Limited	India

Kellogg Brown & Root Engineering Consultancy LLC	Oman

Kellogg Brown & Root Engineering Corporation	United States

Kellogg Brown & Root Eurasia Limited	Russian Federation

Kellogg Brown & Root GmbH	Germany

Kellogg Brown & Root Group Limited	United Kingdom

Kellogg Brown & Root Healthcare Trustee Limited	United Kingdom

NAME OF COMPANY	COUNTRY OF INCORPORATION

Kellogg Brown & Root Holding B.V.	Netherlands

Kellogg Brown & Root Holdings (U.K.) Limited	United Kingdom

Kellogg Brown & Root Holdings Limited	United Kingdom

Kellogg Brown & Root International (MWK) Limited	United Kingdom

Kellogg Brown & Root International Group Limited	United Kingdom

Kellogg Brown & Root International, Inc.	United States

Kellogg Brown & Root International, Inc.	Panama

Kellogg Brown & Root Investment Holdings Limited	United Kingdom

Kellogg Brown & Root Limited	United Kingdom

Kellogg Brown & Root Limited-Azmi Abdullatif Abdulhadi and Abdullah Mahana Al-Moiabed Professional Company	Saudi Arabia

Kellogg Brown & Root LLC	United States

Kellogg Brown & Root Nigeria Limited	Nigeria

Kellogg Brown & Root Overseas Limited	United Kingdom

Kellogg Brown & Root Overseas Projects Limited	United Kingdom

Kellogg Brown & Root Projects Limited	United Kingdom

Kellogg Brown & Root Pty Ltd	Australia

Kellogg Brown & Root Pty Ltd - Transport for Tomorrow	Australia

Kellogg Brown & Root Pty Ltd - WaterSecure	Australia

Kellogg Brown & Root Pty Ltd & MetConnx	Australia

Kellogg Brown & Root Regional Headquarters	Saudi Arabia

Kellogg Brown & Root Saudi Ltd. Co.	Saudi Arabia

Kellogg Brown & Root Services B.V.	Netherlands

Kellogg Brown & Root Services International, Inc.	United States

Kellogg Brown & Root Services LLC	Oman

Kellogg Brown & Root Sustainable Technology Solutions Limited	United Kingdom

Kellogg Brown & Root Technology (Beijing) Co. Ltd	China

Kellogg Brown & Root Trustees Limited	United Kingdom

Kellogg France, S.A.	France

KHA Defence Solutions Pty Ltd.	Australia

Kord Technologies, LLC	United States

Labor Support Services Limited	Cayman Islands

Laurel Financial Services B.V.	Netherlands

Mantenimiento Marino de Mexico, S. de R.L. de C.V.	Mexico

MMM-SS Holdings, LLC	United States

Overseas Supply Services Limited	United Kingdom

Phoenix (U.K.) Fusion Limited	United Kingdom

PT KBR Indonesia	Indonesia

NAME OF COMPANY	COUNTRY OF INCORPORATION
PT Roberts Schaefer Soros Indonesia	Indonesia

R and S Engineering (India) Private Limited	India

Semi Sub Services B.V.	Netherlands

Sigma Bravo Pty Ltd	Australia

Solutions Insurance Company	United States

Sustainable System Solutions, LLC	United States

Systra - KBR Joint Venture	Australia

Technical Staffing Resources Limited	United Kingdom

Technical Staffing Resources, LLC	United States

VIMA Bristol Limited	United Kingdom

VIMA Consultancy Limited	United Kingdom

VIMA Group Consultancy Limited	United Kingdom

VIMA Group Holdings Limited	United Kingdom

VIMA Group Services Limited	United Kingdom

Vinnell Brown & Root LLC	United States

Wyle Inc.	United States

*    KBR, Inc. maintains over 100 subsidiaries. Set forth above are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of KBR, Inc. as of January 3, 2025. The names of certain subsidiaries have been omitted from this Exhibit 21.1 in accordance with applicable rules. The omitted subsidiaries, considered in the aggregate as a single subsidiary, did not constitute a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X) at January 3, 2025.